OPPENHEIMER CORE BOND FUND

Supplement dated April 26, 2017 to the Prospectus dated April 3, 2017

This supplement amends the Prospectus of the above referenced fund (the “Fund”), and is in addition to any other supplement(s).

1.	In the subsection “Class A Shares,” on page 22, the first sentence is deleted and replaced with the following:

If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers.

2.	The table immediately following the second paragraph under the section, “Class A Contingent Deferred Sales Charge,” on page 26, is deleted entirely.

April 26, 2017	PS0285.045